UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2015

Fifth Street Asset Management Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36701	46-5610118

(State or other jurisdiction	(Commission	(IRS
Employer of incorporation)	File Number)	Identification No.)

  777 West Putnam Avenue, 3rd Floor
Greenwich, CT 06830

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 681-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On November 23, 2015, Fifth Street Asset Management Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01      Regulation FD Disclosure

On November 23, 2015, the Company issued a press release announcing the declaration of a quarterly dividend of $0.17 per share to the holders of its Class A common stock. The declared dividend is payable on January 15, 2016 to stockholders of record as of December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits:

99.1      Press Release, dated November 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET ASSET MANAGEMENT INC.

Date: November 23, 2015	By:	/s/ Kerry S. Acocella
		Name:	Kerry S. Acocella
		Title:	Senior Vice President, Legal and Secretary

EXHIBIT INDEX

Exhibit

99.1      Press Release, dated November 23, 2015